Summary Prospectus Supplement

August 8, 2012

Morgan Stanley Institutional Fund, Inc.

Supplement dated August 8, 2012 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2012 of:

International Small Cap Portfolio

Effective on or about October 15, 2012, Burak Alici will be responsible for the day-to-day management of the International Small Cap Portfolio (the "Portfolio") and the sub-advisory agreement between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited will be terminated. Accordingly, all references to Morgan Stanley Investment Management Limited as sub-adviser to the Portfolio will be deleted. In addition, the following changes to the Summary Prospectus will be effective on or about October 15, 2012:

All references to the Portfolio's "Sub-Adviser" are hereby deleted and replaced with the "Adviser."

The section of the Summary Prospectus entitled "Principal Investment Strategies" is hereby deleted and replaced with the following:

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging franchise companies on an international basis, with capitalizations within the range of companies included in the MSCI EAFE Small Cap Total Return Index.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in franchises with sustainable competitive advantages. The Adviser typically favors companies with one or more of the following: strong cash generation, attractive returns on capital, hard-to-replicate assets and a favorable risk/reward. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio may invest in foreign securities, which may include emerging market securities. Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in equity securities of non-U.S. small cap companies. The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds ("ETFs"), limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

The penultimate paragraph under the section of the Summary Prospectus entitled "Principal Risks" is hereby deleted and replaced with the following:

• Privately Placed and Restricted Securities. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities.

The section of the Summary Prospectus entitled "Sub-Adviser" is hereby deleted in its entirety.

The section of the Summary Prospectus entitled "Portfolio Managers" is hereby deleted and replaced with the following:

The Portfolio is managed by members of the Growth team. Information about the member primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Burak Alici	Executive Director	October 2012

Please retain this supplement for future reference.

  SU-MSIF-10-SPT 8/12